TARGET CORPORATION

Power of Attorney
of Director and/or Officer

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of TARGET CORPORATION, a Minnesota corporation (the "Corporation"), does hereby make, constitute and appoint ROBERT J. ULRICH, JAMES T. HALE, DOUGLAS A. SCOVANNER, STEPHEN C. KOWALKE and TIMOTHY R. BAER and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), for the fiscal year ended February 2, 2002, or other applicable form, including any and all exhibits, schedules, supplements and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation's 401(k) Plan and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the "SEC"), as required in connection with its registration under the 1934 Act, as amended; (2) one or more Forms 3, 4 or 5 pursuant to the 1934 Act and all related documents, amendments, supplementations and corrections thereto, to be filed with the SEC as required under the 1934 Act; and (3) one or more Registration Statements, on Form S-3, Form S-8, Form 144 or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended, of debentures or other securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

        The undersigned also grants to said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted. This Power of Attorney shall remain in effect until revoked in writing by the undersigned.

        IN WITNESS WHEREOF, the undersigned has signed below as of this 11th day of March, 2002.

/s/ Roger A. Enrico
Roger A. Enrico

TARGET CORPORATION

Power of Attorney
of Director and/or Officer

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of TARGET CORPORATION, a Minnesota corporation (the "Corporation"), does hereby make, constitute and appoint ROBERT J. ULRICH, JAMES T. HALE, DOUGLAS A. SCOVANNER, STEPHEN C. KOWALKE and TIMOTHY R. BAER and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), for the fiscal year ended February 2, 2002, or other applicable form, including any and all exhibits, schedules, supplements and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation's 401(k) Plan and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the "SEC"), as required in connection with its registration under the 1934 Act, as amended; (2) one or more Forms 3, 4 or 5 pursuant to the 1934 Act and all related documents, amendments, supplementations and corrections thereto, to be filed with the SEC as required under the 1934 Act; and (3) one or more Registration Statements, on Form S-3, Form S-8, Form 144 or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended, of debentures or other securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

        The undersigned also grants to said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted. This Power of Attorney shall remain in effect until revoked in writing by the undersigned.

        IN WITNESS WHEREOF, the undersigned has signed below as of this 7th day of March, 2002.

/s/ William W. George
William W. George

TARGET CORPORATION

Power of Attorney
of Director and/or Officer

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of TARGET CORPORATION, a Minnesota corporation (the "Corporation"), does hereby make, constitute and appoint ROBERT J. ULRICH, JAMES T. HALE, DOUGLAS A. SCOVANNER, STEPHEN C. KOWALKE and TIMOTHY R. BAER and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), for the fiscal year ended February 2, 2002, or other applicable form, including any and all exhibits, schedules, supplements and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation's 401(k) Plan and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the "SEC"), as required in connection with its registration under the 1934 Act, as amended; (2) one or more Forms 3, 4 or 5 pursuant to the 1934 Act and all related documents, amendments, supplementations and corrections thereto, to be filed with the SEC as required under the 1934 Act; and (3) one or more Registration Statements, on Form S-3, Form S-8, Form 144 or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended, of debentures or other securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

        The undersigned also grants to said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted. This Power of Attorney shall remain in effect until revoked in writing by the undersigned.

        IN WITNESS WHEREOF, the undersigned has signed below as of this 13th day of March, 2002.

/s/ Michele J. Hooper
Michele J. Hooper

TARGET CORPORATION

Power of Attorney
of Director and/or Officer

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of TARGET CORPORATION, a Minnesota corporation (the "Corporation"), does hereby make, constitute and appoint ROBERT J. ULRICH, JAMES T. HALE, DOUGLAS A. SCOVANNER, STEPHEN C. KOWALKE and TIMOTHY R. BAER and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), for the fiscal year ended February 2, 2002, or other applicable form, including any and all exhibits, schedules, supplements and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation's 401(k) Plan and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the "SEC"), as required in connection with its registration under the 1934 Act, as amended; (2) one or more Forms 3, 4 or 5 pursuant to the 1934 Act and all related documents, amendments, supplementations and corrections thereto, to be filed with the SEC as required under the 1934 Act; and (3) one or more Registration Statements, on Form S-3, Form S-8, Form 144 or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended, of debentures or other securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

        The undersigned also grants to said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted. This Power of Attorney shall remain in effect until revoked in writing by the undersigned.

        IN WITNESS WHEREOF, the undersigned has signed below as of this 12th day of March, 2002.

/s/ James A. Johnson
James A. Johnson

TARGET CORPORATION

Power of Attorney
of Director and/or Officer

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of TARGET CORPORATION, a Minnesota corporation (the "Corporation"), does hereby make, constitute and appoint ROBERT J. ULRICH, JAMES T. HALE, DOUGLAS A. SCOVANNER, STEPHEN C. KOWALKE and TIMOTHY R. BAER and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), for the fiscal year ended February 2, 2002, or other applicable form, including any and all exhibits, schedules, supplements and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation's 401(k) Plan and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the "SEC"), as required in connection with its registration under the 1934 Act, as amended; (2) one or more Forms 3, 4 or 5 pursuant to the 1934 Act and all related documents, amendments, supplementations and corrections thereto, to be filed with the SEC as required under the 1934 Act; and (3) one or more Registration Statements, on Form S-3, Form S-8, Form 144 or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended, of debentures or other securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

        The undersigned also grants to said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted. This Power of Attorney shall remain in effect until revoked in writing by the undersigned.

        IN WITNESS WHEREOF, the undersigned has signed below as of this 8th day of March, 2002.

/s/ Richard M. Kovacevich
Richard M. Kovacevich

TARGET CORPORATION

Power of Attorney
of Director and/or Officer

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of TARGET CORPORATION, a Minnesota corporation (the "Corporation"), does hereby make, constitute and appoint ROBERT J. ULRICH, JAMES T. HALE, DOUGLAS A. SCOVANNER, STEPHEN C. KOWALKE and TIMOTHY R. BAER and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), for the fiscal year ended February 2, 2002, or other applicable form, including any and all exhibits, schedules, supplements and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation's 401(k) Plan and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the "SEC"), as required in connection with its registration under the 1934 Act, as amended; (2) one or more Forms 3, 4 or 5 pursuant to the 1934 Act and all related documents, amendments, supplementations and corrections thereto, to be filed with the SEC as required under the 1934 Act; and (3) one or more Registration Statements, on Form S-3, Form S-8, Form 144 or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended, of debentures or other securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

        The undersigned also grants to said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted. This Power of Attorney shall remain in effect until revoked in writing by the undersigned.

        IN WITNESS WHEREOF, the undersigned has signed below as of this 8th day of March, 2002.

/s/ Anne M. Mulcahy
Anne M. Mulcahy

TARGET CORPORATION

Power of Attorney
of Director and/or Officer

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of TARGET CORPORATION, a Minnesota corporation (the "Corporation"), does hereby make, constitute and appoint ROBERT J. ULRICH, JAMES T. HALE, DOUGLAS A. SCOVANNER, STEPHEN C. KOWALKE and TIMOTHY R. BAER and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), for the fiscal year ended February 2, 2002, or other applicable form, including any and all exhibits, schedules, supplements and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation's 401(k) Plan and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the "SEC"), as required in connection with its registration under the 1934 Act, as amended; (2) one or more Forms 3, 4 or 5 pursuant to the 1934 Act and all related documents, amendments, supplementations and corrections thereto, to be filed with the SEC as required under the 1934 Act; and (3) one or more Registration Statements, on Form S-3, Form S-8, Form 144 or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended, of debentures or other securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

        The undersigned also grants to said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted. This Power of Attorney shall remain in effect until revoked in writing by the undersigned.

        IN WITNESS WHEREOF, the undersigned has signed below as of this 8th day of March, 2002.

/s/ Stephen W. Sanger
Stephen W. Sanger

TARGET CORPORATION

Power of Attorney
of Director and/or Officer

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of TARGET CORPORATION, a Minnesota corporation (the "Corporation"), does hereby make, constitute and appoint ROBERT J. ULRICH, JAMES T. HALE, DOUGLAS A. SCOVANNER, STEPHEN C. KOWALKE and TIMOTHY R. BAER and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), for the fiscal year ended February 2, 2002, or other applicable form, including any and all exhibits, schedules, supplements and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation's 401(k) Plan and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the "SEC"), as required in connection with its registration under the 1934 Act, as amended; (2) one or more Forms 3, 4 or 5 pursuant to the 1934 Act and all related documents, amendments, supplementations and corrections thereto, to be filed with the SEC as required under the 1934 Act; and (3) one or more Registration Statements, on Form S-3, Form S-8, Form 144 or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended, of debentures or other securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

        The undersigned also grants to said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted. This Power of Attorney shall remain in effect until revoked in writing by the undersigned.

        IN WITNESS WHEREOF, the undersigned has signed below as of this 9th day of March, 2002.

/s/ Warren R. Staley
Warren R. Staley

TARGET CORPORATION

Power of Attorney
of Director and/or Officer

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of TARGET CORPORATION, a Minnesota corporation (the "Corporation"), does hereby make, constitute and appoint ROBERT J. ULRICH, JAMES T. HALE, DOUGLAS A. SCOVANNER, STEPHEN C. KOWALKE and TIMOTHY R. BAER and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), for the fiscal year ended February 2, 2002, or other applicable form, including any and all exhibits, schedules, supplements and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation's 401(k) Plan and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the "SEC"), as required in connection with its registration under the 1934 Act, as amended; (2) one or more Forms 3, 4 or 5 pursuant to the 1934 Act and all related documents, amendments, supplementations and corrections thereto, to be filed with the SEC as required under the 1934 Act; and (3) one or more Registration Statements, on Form S-3, Form S-8, Form 144 or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended, of debentures or other securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

        The undersigned also grants to said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted. This Power of Attorney shall remain in effect until revoked in writing by the undersigned.

        IN WITNESS WHEREOF, the undersigned has signed below as of this 11th day of March, 2002.

/s/ G. W. Tamke
George W. Tamke

TARGET CORPORATION

Power of Attorney
of Director and/or Officer

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of TARGET CORPORATION, a Minnesota corporation (the "Corporation"), does hereby make, constitute and appoint ROBERT J. ULRICH, JAMES T. HALE, DOUGLAS A. SCOVANNER, STEPHEN C. KOWALKE and TIMOTHY R. BAER and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), for the fiscal year ended February 2, 2002, or other applicable form, including any and all exhibits, schedules, supplements and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation's 401(k) Plan and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the "SEC"), as required in connection with its registration under the 1934 Act, as amended; (2) one or more Forms 3, 4 or 5 pursuant to the 1934 Act and all related documents, amendments, supplementations and corrections thereto, to be filed with the SEC as required under the 1934 Act; and (3) one or more Registration Statements, on Form S-3, Form S-8, Form 144 or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended, of debentures or other securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

        The undersigned also grants to said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted. This Power of Attorney shall remain in effect until revoked in writing by the undersigned.

        IN WITNESS WHEREOF, the undersigned has signed below as of this 8th day of March, 2002.

/s/ Solomon D. Trujillo
Solomon D. Trujillo

TARGET CORPORATION

Power of Attorney
of Director and/or Officer

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of TARGET CORPORATION, a Minnesota corporation (the "Corporation"), does hereby make, constitute and appoint ROBERT J. ULRICH, JAMES T. HALE, DOUGLAS A. SCOVANNER, STEPHEN C. KOWALKE and TIMOTHY R. BAER and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), for the fiscal year ended February 2, 2002, or other applicable form, including any and all exhibits, schedules, supplements and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation's 401(k) Plan and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the "SEC"), as required in connection with its registration under the 1934 Act, as amended; (2) one or more Forms 3, 4 or 5 pursuant to the 1934 Act and all related documents, amendments, supplementations and corrections thereto, to be filed with the SEC as required under the 1934 Act; and (3) one or more Registration Statements, on Form S-3, Form S-8, Form 144 or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended, of debentures or other securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

        The undersigned also grants to said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted. This Power of Attorney shall remain in effect until revoked in writing by the undersigned.

        IN WITNESS WHEREOF, the undersigned has signed below as of this 7th day of March, 2002.

/s/ Bob Ulrich
Bob Ulrich

TARGET CORPORATION

Power of Attorney
of Director and/or Officer

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of TARGET CORPORATION, a Minnesota corporation (the "Corporation"), does hereby make, constitute and appoint ROBERT J. ULRICH, JAMES T. HALE, DOUGLAS A. SCOVANNER, STEPHEN C. KOWALKE and TIMOTHY R. BAER and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), for the fiscal year ended February 2, 2002, or other applicable form, including any and all exhibits, schedules, supplements and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation's 401(k) Plan and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the "SEC"), as required in connection with its registration under the 1934 Act, as amended; (2) one or more Forms 3, 4 or 5 pursuant to the 1934 Act and all related documents, amendments, supplementations and corrections thereto, to be filed with the SEC as required under the 1934 Act; and (3) one or more Registration Statements, on Form S-3, Form S-8, Form 144 or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended, of debentures or other securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

        The undersigned also grants to said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted. This Power of Attorney shall remain in effect until revoked in writing by the undersigned.

        IN WITNESS WHEREOF, the undersigned has signed below as of this 8th day of March, 2002.

/s/ Linda L. Ahlers
Linda L. Ahlers

TARGET CORPORATION

Power of Attorney
of Director and/or Officer

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of TARGET CORPORATION, a Minnesota corporation (the "Corporation"), does hereby make, constitute and appoint ROBERT J. ULRICH, JAMES T. HALE, DOUGLAS A. SCOVANNER, STEPHEN C. KOWALKE and TIMOTHY R. BAER and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), for the fiscal year ended February 2, 2002, or other applicable form, including any and all exhibits, schedules, supplements and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation's 401(k) Plan and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the "SEC"), as required in connection with its registration under the 1934 Act, as amended; (2) one or more Forms 3, 4 or 5 pursuant to the 1934 Act and all related documents, amendments, supplementations and corrections thereto, to be filed with the SEC as required under the 1934 Act; and (3) one or more Registration Statements, on Form S-3, Form S-8, Form 144 or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended, of debentures or other securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

        The undersigned also grants to said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted. This Power of Attorney shall remain in effect until revoked in writing by the undersigned.

        IN WITNESS WHEREOF, the undersigned has signed below as of this 12th day of March, 2002.

/s/ Todd V. Blackwell
Todd V. Blackwell

TARGET CORPORATION

Power of Attorney
of Director and/or Officer

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of TARGET CORPORATION, a Minnesota corporation (the "Corporation"), does hereby make, constitute and appoint ROBERT J. ULRICH, JAMES T. HALE, DOUGLAS A. SCOVANNER, STEPHEN C. KOWALKE and TIMOTHY R. BAER and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), for the fiscal year ended February 2, 2002, or other applicable form, including any and all exhibits, schedules, supplements and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation's 401(k) Plan and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the "SEC"), as required in connection with its registration under the 1934 Act, as amended; (2) one or more Forms 3, 4 or 5 pursuant to the 1934 Act and all related documents, amendments, supplementations and corrections thereto, to be filed with the SEC as required under the 1934 Act; and (3) one or more Registration Statements, on Form S-3, Form S-8, Form 144 or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended, of debentures or other securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

        The undersigned also grants to said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted. This Power of Attorney shall remain in effect until revoked in writing by the undersigned.

        IN WITNESS WHEREOF, the undersigned has signed below as of this 10th day of March, 2002.

/s/ Bart Butzer
Bart Butzer

TARGET CORPORATION

Power of Attorney
of Director and/or Officer

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of TARGET CORPORATION, a Minnesota corporation (the "Corporation"), does hereby make, constitute and appoint ROBERT J. ULRICH, JAMES T. HALE, DOUGLAS A. SCOVANNER, STEPHEN C. KOWALKE and TIMOTHY R. BAER and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), for the fiscal year ended February 2, 2002, or other applicable form, including any and all exhibits, schedules, supplements and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation's 401(k) Plan and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the "SEC"), as required in connection with its registration under the 1934 Act, as amended; (2) one or more Forms 3, 4 or 5 pursuant to the 1934 Act and all related documents, amendments, supplementations and corrections thereto, to be filed with the SEC as required under the 1934 Act; and (3) one or more Registration Statements, on Form S-3, Form S-8, Form 144 or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended, of debentures or other securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

        The undersigned also grants to said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted. This Power of Attorney shall remain in effect until revoked in writing by the undersigned.

        IN WITNESS WHEREOF, the undersigned has signed below as of this 11th day of March, 2002.

/s/ Michael Francis
Michael Francis

TARGET CORPORATION

Power of Attorney
of Director and/or Officer

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of TARGET CORPORATION, a Minnesota corporation (the "Corporation"), does hereby make, constitute and appoint ROBERT J. ULRICH, JAMES T. HALE, DOUGLAS A. SCOVANNER, STEPHEN C. KOWALKE and TIMOTHY R. BAER and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), for the fiscal year ended February 2, 2002, or other applicable form, including any and all exhibits, schedules, supplements and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation's 401(k) Plan and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the "SEC"), as required in connection with its registration under the 1934 Act, as amended; (2) one or more Forms 3, 4 or 5 pursuant to the 1934 Act and all related documents, amendments, supplementations and corrections thereto, to be filed with the SEC as required under the 1934 Act; and (3) one or more Registration Statements, on Form S-3, Form S-8, Form 144 or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended, of debentures or other securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

        The undersigned also grants to said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted. This Power of Attorney shall remain in effect until revoked in writing by the undersigned.

        IN WITNESS WHEREOF, the undersigned has signed below as of this 14th day of March, 2002.

/s/ John Griffith
John Griffith

TARGET CORPORATION

Power of Attorney
of Director and/or Officer

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of TARGET CORPORATION, a Minnesota corporation (the "Corporation"), does hereby make, constitute and appoint ROBERT J. ULRICH, JAMES T. HALE, DOUGLAS A. SCOVANNER, STEPHEN C. KOWALKE and TIMOTHY R. BAER and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), for the fiscal year ended February 2, 2002, or other applicable form, including any and all exhibits, schedules, supplements and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation's 401(k) Plan and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the "SEC"), as required in connection with its registration under the 1934 Act, as amended; (2) one or more Forms 3, 4 or 5 pursuant to the 1934 Act and all related documents, amendments, supplementations and corrections thereto, to be filed with the SEC as required under the 1934 Act; and (3) one or more Registration Statements, on Form S-3, Form S-8, Form 144 or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended, of debentures or other securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

        The undersigned also grants to said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted. This Power of Attorney shall remain in effect until revoked in writing by the undersigned.

        IN WITNESS WHEREOF, the undersigned has signed below as of this 8th day of March, 2002.

/s/ James T. Hale
James T. Hale

TARGET CORPORATION

Power of Attorney
of Director and/or Officer

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of TARGET CORPORATION, a Minnesota corporation (the "Corporation"), does hereby make, constitute and appoint ROBERT J. ULRICH, JAMES T. HALE, DOUGLAS A. SCOVANNER, STEPHEN C. KOWALKE and TIMOTHY R. BAER and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), for the fiscal year ended February 2, 2002, or other applicable form, including any and all exhibits, schedules, supplements and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation's 401(k) Plan and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the "SEC"), as required in connection with its registration under the 1934 Act, as amended; (2) one or more Forms 3, 4 or 5 pursuant to the 1934 Act and all related documents, amendments, supplementations and corrections thereto, to be filed with the SEC as required under the 1934 Act; and (3) one or more Registration Statements, on Form S-3, Form S-8, Form 144 or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended, of debentures or other securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

        The undersigned also grants to said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted. This Power of Attorney shall remain in effect until revoked in writing by the undersigned.

        IN WITNESS WHEREOF, the undersigned has signed below as of this 11th day of March, 2002.

/s/ Maureen W. Kyer
Maureen W. Kyer

TARGET CORPORATION

Power of Attorney
of Director and/or Officer

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of TARGET CORPORATION, a Minnesota corporation (the "Corporation"), does hereby make, constitute and appoint ROBERT J. ULRICH, JAMES T. HALE, DOUGLAS A. SCOVANNER, STEPHEN C. KOWALKE and TIMOTHY R. BAER and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), for the fiscal year ended February 2, 2002, or other applicable form, including any and all exhibits, schedules, supplements and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation's 401(k) Plan and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the "SEC"), as required in connection with its registration under the 1934 Act, as amended; (2) one or more Forms 3, 4 or 5 pursuant to the 1934 Act and all related documents, amendments, supplementations and corrections thereto, to be filed with the SEC as required under the 1934 Act; and (3) one or more Registration Statements, on Form S-3, Form S-8, Form 144 or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended, of debentures or other securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

        The undersigned also grants to said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted. This Power of Attorney shall remain in effect until revoked in writing by the undersigned.

        IN WITNESS WHEREOF, the undersigned has signed below as of this 8th day of March, 2002.

/s/ Diane L. Neal
Diane L. Neal

TARGET CORPORATION

Power of Attorney
of Director and/or Officer

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of TARGET CORPORATION, a Minnesota corporation (the "Corporation"), does hereby make, constitute and appoint ROBERT J. ULRICH, JAMES T. HALE, DOUGLAS A. SCOVANNER, STEPHEN C. KOWALKE and TIMOTHY R. BAER and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), for the fiscal year ended February 2, 2002, or other applicable form, including any and all exhibits, schedules, supplements and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation's 401(k) Plan and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the "SEC"), as required in connection with its registration under the 1934 Act, as amended; (2) one or more Forms 3, 4 or 5 pursuant to the 1934 Act and all related documents, amendments, supplementations and corrections thereto, to be filed with the SEC as required under the 1934 Act; and (3) one or more Registration Statements, on Form S-3, Form S-8, Form 144 or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended, of debentures or other securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

        The undersigned also grants to said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted. This Power of Attorney shall remain in effect until revoked in writing by the undersigned.

        IN WITNESS WHEREOF, the undersigned has signed below as of this 11th day of March, 2002.

/s/ Luis A. Padilla
Luis A. Padilla

TARGET CORPORATION

Power of Attorney
of Director and/or Officer

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of TARGET CORPORATION, a Minnesota corporation (the "Corporation"), does hereby make, constitute and appoint ROBERT J. ULRICH, JAMES T. HALE, DOUGLAS A. SCOVANNER, STEPHEN C. KOWALKE and TIMOTHY R. BAER and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), for the fiscal year ended February 2, 2002, or other applicable form, including any and all exhibits, schedules, supplements and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation's 401(k) Plan and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the "SEC"), as required in connection with its registration under the 1934 Act, as amended; (2) one or more Forms 3, 4 or 5 pursuant to the 1934 Act and all related documents, amendments, supplementations and corrections thereto, to be filed with the SEC as required under the 1934 Act; and (3) one or more Registration Statements, on Form S-3, Form S-8, Form 144 or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended, of debentures or other securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

        The undersigned also grants to said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted. This Power of Attorney shall remain in effect until revoked in writing by the undersigned.

        IN WITNESS WHEREOF, the undersigned has signed below as of this 14th day of March, 2002.

/s/ Douglas A. Scovanner
Douglas A. Scovanner

TARGET CORPORATION

Power of Attorney
of Director and/or Officer

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of TARGET CORPORATION, a Minnesota corporation (the "Corporation"), does hereby make, constitute and appoint ROBERT J. ULRICH, JAMES T. HALE, DOUGLAS A. SCOVANNER, STEPHEN C. KOWALKE and TIMOTHY R. BAER and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), for the fiscal year ended February 2, 2002, or other applicable form, including any and all exhibits, schedules, supplements and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation's 401(k) Plan and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the "SEC"), as required in connection with its registration under the 1934 Act, as amended; (2) one or more Forms 3, 4 or 5 pursuant to the 1934 Act and all related documents, amendments, supplementations and corrections thereto, to be filed with the SEC as required under the 1934 Act; and (3) one or more Registration Statements, on Form S-3, Form S-8, Form 144 or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended, of debentures or other securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

        The undersigned also grants to said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted. This Power of Attorney shall remain in effect until revoked in writing by the undersigned.

        IN WITNESS WHEREOF, the undersigned has signed below as of this 11th day of March, 2002.

/s/ Paul Singer
Paul Singer

TARGET CORPORATION

Power of Attorney
of Director and/or Officer

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of TARGET CORPORATION, a Minnesota corporation (the "Corporation"), does hereby make, constitute and appoint ROBERT J. ULRICH, JAMES T. HALE, DOUGLAS A. SCOVANNER, STEPHEN C. KOWALKE and TIMOTHY R. BAER and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), for the fiscal year ended February 2, 2002, or other applicable form, including any and all exhibits, schedules, supplements and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation's 401(k) Plan and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the "SEC"), as required in connection with its registration under the 1934 Act, as amended; (2) one or more Forms 3, 4 or 5 pursuant to the 1934 Act and all related documents, amendments, supplementations and corrections thereto, to be filed with the SEC as required under the 1934 Act; and (3) one or more Registration Statements, on Form S-3, Form S-8, Form 144 or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended, of debentures or other securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

        The undersigned also grants to said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted. This Power of Attorney shall remain in effect until revoked in writing by the undersigned.

        IN WITNESS WHEREOF, the undersigned has signed below as of this 8th day of March, 2002.

/s/ Gregg W. Steinhafel
Gregg W. Steinhafel

TARGET CORPORATION

Power of Attorney
of Director and/or Officer

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of TARGET CORPORATION, a Minnesota corporation (the "Corporation"), does hereby make, constitute and appoint ROBERT J. ULRICH, JAMES T. HALE, DOUGLAS A. SCOVANNER, STEPHEN C. KOWALKE and TIMOTHY R. BAER and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), for the fiscal year ended February 2, 2002, or other applicable form, including any and all exhibits, schedules, supplements and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation's 401(k) Plan and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the "SEC"), as required in connection with its registration under the 1934 Act, as amended; (2) one or more Forms 3, 4 or 5 pursuant to the 1934 Act and all related documents, amendments, supplementations and corrections thereto, to be filed with the SEC as required under the 1934 Act; and (3) one or more Registration Statements, on Form S-3, Form S-8, Form 144 or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended, of debentures or other securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

        The undersigned also grants to said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted. This Power of Attorney shall remain in effect until revoked in writing by the undersigned.

        IN WITNESS WHEREOF, the undersigned has signed below as of this 14th day of March, 2002.

/s/ Gerald L. Storch
Gerald L. Storch

TARGET CORPORATION

Power of Attorney
of Director and/or Officer

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of TARGET CORPORATION, a Minnesota corporation (the "Corporation"), does hereby make, constitute and appoint ROBERT J. ULRICH, JAMES T. HALE, DOUGLAS A. SCOVANNER, STEPHEN C. KOWALKE and TIMOTHY R. BAER and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), for the fiscal year ended February 2, 2002, or other applicable form, including any and all exhibits, schedules, supplements and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation's 401(k) Plan and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the "SEC"), as required in connection with its registration under the 1934 Act, as amended; (2) one or more Forms 3, 4 or 5 pursuant to the 1934 Act and all related documents, amendments, supplementations and corrections thereto, to be filed with the SEC as required under the 1934 Act; and (3) one or more Registration Statements, on Form S-3, Form S-8, Form 144 or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended, of debentures or other securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

        The undersigned also grants to said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted. This Power of Attorney shall remain in effect until revoked in writing by the undersigned.

        IN WITNESS WHEREOF, the undersigned has signed below as of this 8th day of March, 2002.

/s/ Ertugrul Tuzcu
Ertugrul Tuzcu